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                                      EXHIBIT 23

                            INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in Registration Statement No. 33-41323 of Hawkins Chemical, Inc. and subsidiaries (the Company) on Form S-8 of our report dated December 9, 1997 incorporated by reference in the Annual Report on Form 10-K for the Company for the year ended September 28, 1997.



DELOITTE & TOUCHE LLP



Minneapolis, Minnesota
December 29, 1997